Filed under Rule 497(k)
Registration No. 333-08653

SEASONS SERIES TRUST

Large Cap Value Portfolio

(the “Portfolio”)

Supplement dated March 16, 2016 to the Summary Prospectus

dated July 29, 2015, as supplemented and amended to date

Effective immediately, the table under the section entitled “Portfolio Summary: Large Cap Value Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

American Century
Brendan Healy, CFA	2015	Vice President and Portfolio Manager
Brian Woglom, CFA	2016	Vice President and Portfolio Manager

Wellington Management
Ian R. Link, CFA	2008	Senior Managing Director and Equity Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.